EXHIBT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
APRIL 2016 MONTHLY DIVIDEND AND
MARCH 31, 2016 RMBS PORTFOLIO CHARACTERISTICS

•	April 2016 Monthly Dividend of $0.14 Per Share
•	Estimated Book Value Per Share at March 31, 2016 of $10.99
•	Estimated (2.0)% total return on equity for the quarter, or (7.9)% annualized
•	RMBS Portfolio Characteristics as of March 31, 2016

Vero Beach, Fla., April 13, 2016 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of April 2016. The dividend of $0.14 per share will be paid April 29, 2016, to holders of record on April 26, 2016, with an ex-dividend date of April 22, 2016.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that certain percentages of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of April 13, 2016, the Company had 21,775,356 shares outstanding. At December 31, 2015, the Company had 21,749,490 shares outstanding.

Estimated March 31, 2016 Book Value Per Share

The Company’s estimated book value per share as of March 31, 2016 was $10.99.  The Company computes book value per share by dividing total stockholders' equity by the total number of shares outstanding of the Company's common stock. At March 31, 2016, the Company's preliminary estimated total stockholders' equity was approximately $239.4 million with 21,772,464 common shares outstanding. These figures and the resulting estimated book value per share are preliminary, subject to change, and subject to review by the Company’s independent registered public accounting firm.

Estimated Return on Equity

The Company’s estimated total return on equity for the quarter ended March 31, 2016 was (2.0)%, or (7.9)% on an annualized basis. The Company calculates total return on equity as the sum of dividends declared and paid during the quarter plus changes in book value during the quarter, divided by the Company’s stockholders’ equity at the beginning of the quarter.  The total return was $(0.23) per share, comprised of dividends per share of $0.42 and a decrease in book value per share of $0.65 from December 31, 2015.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of March 31, 2016 are presented below. These figures are preliminary and subject to change and, with respect to figures that will appear in the Company’s financial statements and associated footnotes as of and for the quarter ended March 31, 2016, are subject to review by the Company’s independent registered public accounting firm.

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 Whole Pool Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2015.
RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Mar 2016 CPR
Asset Category	Face	Value(1)	Price	Portfolio	Coupon	(Reported in Apr)
As of March 31, 2016
Adjustable Rate RMBS	$2,762	$2,939	106.41	0.15%	3.63%	42.10%
10-1 Hybrid Rate RMBS	50,407	52,043	103.25	2.63%	2.55%	8.78%
Hybrid Adjustable Rate RMBS	50,407	52,043	103.25	2.63%	2.55%	8.78%
15 Year Fixed Rate RMBS	96,058	101,791	105.97	5.15%	3.28%	7.84%
20 Year Fixed Rate RMBS	355,960	384,048	107.89	19.43%	4.00%	5.75%
30 Year Fixed Rate RMBS	1,218,633	1,340,723	110.02	67.81%	4.44%	7.42%
Total Fixed Rate RMBS	1,670,651	1,826,562	109.33	92.39%	4.29%	7.10%
Total Pass-through RMBS	1,723,820	1,881,544	109.15	95.17%	4.24%	7.21%
Interest-Only Securities	519,953	56,607	10.89	2.86%	3.64%	14.84%
Inverse Interest-Only Securities	205,418	38,894	18.93	1.97%	5.91%	15.53%
Structured RMBS	725,371	95,501	13.17	4.83%	4.56%	15.04%
Total Mortgage Assets	$2,449,191	$1,977,045		100.00%	4.25%	9.55%

RMBS Assets by Agency			Investment Company Act of 1940 (Whole Pool) Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of March 31, 2016			As of March 31, 2016
Fannie Mae	$1,639,521	82.9%	Whole Pool Assets	$1,532,872	77.5%
Freddie Mac	325,721	16.5%	Non Whole Pool Assets	444,173	22.5%
Ginnie Mae	11,803	0.6%	Total Mortgage Assets	$1,977,045	100.0%
Total Mortgage Assets	$1,977,045	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $21.5 million purchased in March 2016 which settle in April 2016, and exclude assets with a fair value of $132.7 million sold in March 2016 which settle in April 2016.

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of March 31, 2016	Borrowings(1)	Debt	in Days	Maturity
Citigroup Global Markets Inc	$277,382	14.5%	13	4/29/2016
South Street Securities, LLC	181,318	9.3%	3	4/15/2016
FHLB-Cincinnati	146,355	7.5%	30	5/24/2016
Cantor Fitzgerald & Co	122,962	6.3%	21	4/26/2016
Guggenheim Securities, LLC	121,134	6.2%	27	5/4/2016
Goldman, Sachs & Co	119,762	6.2%	15	4/22/2016
Wells Fargo Bank, N.A.	107,871	5.6%	13	4/18/2016
Daiwa Securities America Inc.	107,374	5.5%	8	4/11/2016
Natixis, New York Branch	102,588	5.3%	11	4/20/2016
Mitsubishi UFJ Securities (USA), Inc	97,327	5.0%	18	4/29/2016
KGS-Alpha Capital Markets, L.P	89,203	4.6%	20	4/25/2016
Merrill Lynch, Pierce, Fenner & Smith Inc	84,771	4.4%	18	4/18/2016
Nomura Securities International, Inc.	83,517	4.3%	14	4/27/2016
Mizuho Securities USA, Inc	68,716	3.5%	16	4/25/2016
ICBC Financial Services LLC	62,814	3.2%	11	4/11/2016
J.P. Morgan Securities LLC	61,247	3.2%	16	5/2/2016
ED&F Man Capital Markets Inc	60,070	3.1%	1	4/1/2016
RBC Capital Markets, LLC	40,887	2.1%	13	4/13/2016
Suntrust Robinson Humphrey, Inc	4,191	0.2%	8	4/8/2016
Total Borrowings	$1,939,489	100.0%	15	5/24/2016

(1)
In March 2016, the Company purchased assets with a fair value of approximately $21.5 million which settle in April 2016 that are expected to be funded by repurchase agreements.  These anticipated borrowings are not included in the table above.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of March 31, 2016
Adjustable Rate RMBS	$2,939	2	10.04%	2.00%	$18	$(17)
Hybrid Adjustable Rate RMBS	52,043	82	7.55%	2.00%	702	(909)
Total Fixed Rate RMBS	1,826,562	n/a	n/a	n/a	26,251	(36,541)
Total Pass-through RMBS	1,881,544	n/a	n/a	n/a	26,971	(37,467)
Interest-Only Securities	56,607	n/a	n/a	n/a	(9,821)	8,241
Inverse Interest-Only Securities	38,894	1	6.35%	n/a	246	(1,266)
Structured RMBS	95,501	n/a	n/a	n/a	(9,575)	6,975
Total Mortgage Assets	$1,977,045	n/a	n/a	n/a	$17,396	$(30,492)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$160,000	Mar-2019	$(2,066)	$3,000
Treasury Futures Contracts - Short Positions			185,000	Jun-2026	(6,718)	8,075
Payer Swaps			600,000	Feb-2020	(11,841)	11,841
TBA Short Positions			103,000	Apr-2016	(1,135)	1,665
Grand Total					$(4,364)	$(5,911)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at a price of $130.39 at March 31, 2016. The nominal value of the short position was $241.2 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400